SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 Amendment No. 2
                                       to
                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2011



                             AVWORKS AVIATION CORP.
             (Exact name of registrant as specified in its charter)


    Nevada                        000-27795                     98-0427526
  (State of                      (Commission                 (I.R.S. Employer
Incorporation)                   File Number)             Identification Number)

4700 Hiatus Road, Suite 252, Sunrise, Florida                     33351
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (954) 749-0484
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written  communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.133-4(c))

EXPLANATORY NOTE


     This Amendment No. 2 to Form 8-K is being filed pursuant to Staff comments and in connection with the closing of the Share Exchange Agreement with Young Aviation, LLC that resulted in (i) Datamill Media Corp. ("Company") ceasing to be a "shell company" (as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934); (ii) Young Aviation, LLC becoming a wholly-owned subsidiary of the Company; and (iii) Young Aviation, LLC becoming the main operational business of the Company.


ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS.

     On September 2, 2011, the Company entered into a Share Exchange Agreement with Young Aviation, LLC, a Florida limited liability company ("Young Aviation") located in Sunrise, FloridA. A condition of the Share Exchange Agreement, on September 19, 2011, the Company amended its Articles of Incorporation to increase the number of authorized shares of common stock to 500,000,000 shares and effected a forward stock split on the basis of ten shares for one share. This Share Exchange Agreement was amended effective September 30, 2011.

     Prior to the closing of the Share Exchange Agreement, the Company had 153,250,000 shares of common stock outstanding on a post forward split basis. As a condition to the closing of the Share Exchange Agreement, Vincent Beatty, our then President, on October 3, 2011, surrendered 67,000,000 (post forward split) shares of common stock held by Mr. Beatty for cancellation and such shares were cancelled by our transfer agent.

     On October 3, 2011, the Company acquired 100% of the member's interests of Young Aviation pursuant to the Share Exchange Agreement in exchange for the issuance by the Company of 166,060,000 shares of restricted common stock ("Shares"). Following the closing of the Share Exchange Agreement, the Company had 252,310,000 shares of common stock issued and outstanding. Young Aviation is now a wholly-owned subsidiary of the Company. The Shares were issued to ten individuals with the majority share (165,000,000 shares) issued to Joel A. Young, who is now our President and Chief Executive Officer and our sole Director. None of he Young Aviation members had any prior relationship or affiliation with the Company.

     Datamill internally determined the value of Young Aviation's contractual and non-contractual customer relationships to be approximately $165,000 and the net assets acquired in the transaction were $34,505. The approximate total of the customer relationships and net assets acquired was $199,505. A total of 166,060,000 shares were issued to Young Aviation's shareholders and 67,000,000 shares were cancelled by Datamill's CEO, pursuant to the Share Exchange Agreement. The net amount of shares issued and shares cancelled was 99,060,000 in exchange for 100% of the member's interests of Young Aviation. The net exchange and cancellation of shares was valued at $198,120 (99,060,000 x $.002 per share).

     Young Aviation is a diversified broker and supplier of parts, products and services to the U.S. and International aviation and aerospace markets. Young Aviation services a broad range of clients such as aircraft leasing companies, major airlines, repair stations, fixed-base operators, leasing companies and after market suppliers.

     The foregoing description of the Share Exchange Agreement is subject to the more detailed provisions set forth in the Share Exchange Agreement, which was attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on September 2, 2011, and in the Amendment to Share Exchange Agreement

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
effective September 30, 2011, which is attached to this Current Report on Form 8-K as Exhibit 10.3.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K, including any pro forma financial statements included as an exhibit hereto, contains forward-looking statements. These statements refer to future plans, objectives, expectations and intentions of the Company. Words such as "intend," "anticipate," "believe," "estimate," "plan," "expect," "will," "may," "might" and variations of these words, as well as similar expressions, identify these forward-looking statements. All statements other than statements of historical facts contained in this Current Report, including statements regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of the Company, are forward-looking statements.


     The Company's management expresses its expectations, beliefs and projections in good faith and believes the expectations reflected in these forward-looking statements are based on reasonable assumptions; however, the Company cannot assure prospective investors that these expectations, beliefs and projections will prove to have been correct. Such forward-looking statements reflect the current views of the Company's management with respect to the Company and anticipated future events and are subject to the many risks, uncertainties, assumptions and factors relating to the Company's proposed operations. Such factors include, among others, the following: general economic and business conditions, both national and in the regions in which the Company will operate, regulatory environment, industry capacity, demographic changes, challenges to our intellectual property rights, existing laws and government regulations and changes in, or the failure to comply with, such laws and regulations, competition, catastrophic weather events such as hurricanes, technological developments that increase the cost of providing or reduce the demand for the Company's products or services, changes in business strategy or development plans, the ability to attract and retain qualified personnel, the availability and terms of obtaining capital to fund the Company's business and other factors referenced in this Current Report.


     The Company cautions prospective investors that such forward-looking statements, including, without limitation, those relating to the Company's future business prospects, demand for the Company's products or services, revenues, capital needs, expenses, development and operation costs and income, wherever they occur in this Current Report or in other statements attributable to the Company, are necessarily estimates reflecting the best, good faith judgment of the Company's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Should one or more of these risks or uncertainties materialize or should the Company's underlying assumptions prove to be incorrect, the Company's actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned. In light of these risks, uncertainties and assumptions, any favorable forward looking events discussed in this Current Report may not occur. The Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

     Potential investors should not make an investment decision based solely on the Company's projections, estimates or expectations.

                                  RISK FACTORS

     An investment in our Common Stock involves a high degree of risk. Prospective investors should carefully consider the following risk factors and the other information in this Current Report and in our other filings with the SEC before investing in our Common Stock. Our business and results of operations could be seriously harmed by any of the following risks. You should carefully consider the risks described below, the other information in this Current Report and the documents incorporated by reference herein when evaluating our Company And our business. If any of the following risks actually occur, our business could be harmed, In such case, the trading price of our Common Stock could decline and investors could lose all or a part of the money paid for our Common Stock.

RISKS RELATED TO THE COMPANY'S BUSINESS


     IF WE FAIL TO ACHIEVE INCREASED REVENUES OR OBTAIN ADEQUATE FINANCING, OUR BUSINESS COULD BE SERIOUSLY IMPACTED.

     The Company cannot be certain that it will have increased revenues, that our revenues will grow or that we will generate sufficient revenues to achieve profitability. The Company's failure to achieve revenues, significantly increase our revenues or raise adequate and necessary financing would seriously harm our business and operating results. The Company expects to continue to incur capital, inventory, administrative and other expenses. The Company's current monthly "burn rate" is approximately $13,800, which includes aggregate monthly fees of $10,000 for two consultants that are being accrued until funds are available for payment. We are in the process of forming a funding strategy to raise approximately $500,000 in order to fully implement our business plan, which includes recruiting and hiring additional individuals, expanding our inventory and obtaining additional licenses and certifications, as discussed in the Business Development - Short-Term Growth section of the Description of Business. We have not decided on a funding strategy yet and we have no firm commitments from any investors to date. Our monthly "burn rate" will increase to approximately $17,250 per month if we are successful in raising the approximate $500,000 in funding. The Company will need to generate significant revenues in order to achieve and maintain profitability. There are no additional financing requirements required to maintain and continue the Company's operations during the next twelve months. Management believes that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months. The Company's business will be materially and adversely affected if we fail to achieve additional revenues, if revenues grow more slowly than anticipated or if our operating or capital expenses increase more than expected or cannot be reduced in the event of lower revenues.


     IF WE FAIL TO COLLECT THE ADVANCES RECEIVABLE FROM THE RELATED PARTY OR IF WE HAVE TO PAY THE LOANS PAYABLE TO SHAREHOLDERS PRIOR TO HAVING AVAILABLE FUNDS, OUR BUSINESS COULD BE SERIOUSLY IMPACTED.


     The Company advanced funds under a verbal arrangement and holds an advance receivable in the amount of $20,138, as of September 30, 2011, from the President and Chief Executive Officer of the Company, Joel Young. The non-interest bearing advance amount is due upon request by the Company and Mr. Young has agreed to repay the advance as soon as the Company requests or is in need of the funds. In addition to repaying the advance, Mr. Young has also verbally committed to fund our short-term growth business development in the amount of $25,000, if required, although we do not have a written agreement with Mr. Young to do so, and the verbal commitment is non-binding on Mr. Young. Therefore, we are not assured that we will receive any or all of Mr. Young's non-binding verbal commitment to loan us up to $25,000. Any decision by Mr. Young to advance funds to the Company will be a personal decision by him in his capacity as a lender to the Company and not as an officer of the Company. In the event that Mr. Young fails to fund his commitment described above, then we may have to delay the implementation our short-term growth business development strategy.

     The Company received loan proceeds from two individuals under verbal arrangements, who subsequently became Company shareholders, for the aggregate amount of $37,000. Rick Klein loaned the Company $6,000 and Olive Waite loaned the Company $31,000. The loans were initiated when the individuals loaned money to the Company to be used for working capital purposes, are unsecured, bear interest at the rate of 5% and are payable upon demand by the lenders. Although the verbal terms state the amounts are due upon demand, both Mr. Klein and Ms. Waite have stated that the amounts can be repaid when the Company has available funds.

     In addition to the above loans payable, there was an amount of $29,049 due to the prior President and Chief Executive Officer of the Company, Vincent Beatty. Prior to the Share Exchange Agreement and resignation of Mr. Beatty on October 3, 2011, Mr. Beatty committed to forgive the $29,049 loan due him. The documents formalizing the forgiveness of funds due Mr. Beatty are being formalized and will be executed before December 31, 2011.


     OUR ABILITY TO ACHIEVE ANY SIGNIFICANT REVENUE WILL DEPEND ON OUR ABILITY TO ESTABLISH EFFECTIVE SALES AND MARKETING CAPABILITIES.


     Our success is dependent up our ability to effectively and profitably acquire, market and sell our products. If we fail to establish sufficient marketing and sales forces or make alternative arrangements to have our products marketed and sold by others on attractive terms, our ability to enter new or existing markets will be impaired. Our inability to effectively enter these markets would materially and adversely affect our ability to generate significant revenues.


     WE DEPEND HEAVILY ON OUR MANAGEMENT TEAM AND CONSULTANTS AND THE LOSS OF OUR EXECUTIVE OFFICER COULD SIGNIFICANTLY WEAKEN OUR MANAGEMENT EXPERTISE AND ABILITY TO RUN OUR BUSINESS.

     Our business strategy and success is dependent on the skills and knowledge of our management team and consultants. We are highly dependent on Joel A. Young, our President and Chief Executive Officer. We also operate with a small number of advisors and consultants and, therefore, have little backup capability for their activities. The loss of services of one or more members of our management team or advisors could weaken significantly our management expertise and our ability to efficiently run our business. We do not maintain key man life insurance policies on any of our officers.

     OUR CHIEF EXECUTIVE OFFICER HAS NO EXPERIENCE IN MANAGING A PUBLIC COMPANY.

     Our Chief Executive Officer has no experience in managing a public company. The failure of the Company to comply with the filing requirements of the Securities and Exchange Act of 1934, the Sarbanes-Oxley Act or with state blue sky laws could adversely affect the Company, its business and share prices, which could cause investors to lose all or part of their investments in our Common Stock.

     THE MARKETABILITY AND PROFITABILITY OF OUR AIRPLANE PARTS AND PRODUCTS IS SUBJECT TO UNKNOWN ECONOMIC CONDITIONS, WHICH COULD SIGNIFICANTLY IMPACT OUR BUSINESS, FINANCIAL CONDITION, THE MARKETABILITY OF OUR PRODUCTS AND OUR PROFITABILITY.

     The marketability and profitability of our airplane parts and products may be adversely affected by local, regional, national and international economic conditions beyond our control and/or the control of our management, which could significantly impact our business, financial condition, the marketability of our products and our ability to earn a profit. Favorable changes may not necessarily enhance the marketability of our products or our profitability.

     WE ARE VULNERABLE TO THE CURRENT ECONOMIC CRISIS WHICH MAY NEGATIVELY AFFECT OUR PROFITABILITY.

     General aviation and aerospace spending are generally affected by a number of factors including general economic conditions, inflation, interest rates, tax rates, fuel and other energy costs and consumer confidence, generally, all of which are beyond our control. We are currently in a severe worldwide economic recession. Deficit spending by major countries could further exacerbate the worldwide economic climate and may delay or possibly deepen the current recession. Some economic indicators suggest rising energy costs, higher inflation, dwindling consumer confidence and higher taxes. Industrial purchases of our products tend to decline during recessionary periods when disposable revenue is lower and may impact sales of our products. Sudden disruptions in business conditions could result from a terrorist attack similar to the events of September 11, 2001, including attacks, the threat of further attacks or retaliation, war, adverse weather conditions or other natural disasters, such as Hurricane Katrina, pandemic situations or large scale power outages can have a short term or, sometimes, long term impact on spending. Downturns in the economies in which we sell our products or a sudden disruption of business conditions in those economies could adversely affect our business. A worldwide recession or a major nation's debt default could place severe constraints on the ability of all companies, particularly smaller ones, to raise capital, borrow money, operate effectively and profitably and to plan for the future.


     OUR SUCCESS DEPENDS, IN PART, ON THE QUALITY OF OUR PRODUCTS BECAUSE IF OUR PRODUCTS ARE DEFECTIVE OR OTHERWISE FAIL TO MEET OUR CUSTOMERS' AND
DISTRIBUTORS'  STANDARDS,  OUR  CUSTOMER  AND  DISTRIBUTORSHIP  RELATIONS  COULD
SUFFER.

     The aviation parts industry is highly regulated. Our success depends, in part, on the quality of the products we broker to our customers. If our products are found to be defective or if they otherwise fail to meet the U.S. Federal Aviation Administration ("FAA") or our customers' and distributors' standards, our relationships with our customers and distributors could suffer, we could need to recall some of our products, our reputation could be diminished and we could lose market share, any of which could result in a material adverse effect on our business, results of operations and financial condition.


     CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES AND OTHERS MAY NOT ADEQUATELY PREVENT DISCLOSURE OF TRADE SECRETS AND OTHER PROPRIETARY INFORMATION.


     In order to protect our trade secrets, we also rely in part on confidentiality agreements with our employees, consultants, customers, dealers, distributors, suppliers and advisors. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover trade secrets and proprietary information. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights and failure to obtain or maintain trade secret protection could adversely affect our competitive business position.


     WE COULD BE VULNERABLE TO SUPPLY CHAIN INTERRUPTIONS

     Due to the sophisticated nature of the avionics industry and the complexity of the manufacturing of aerospace components, it is likely that the Company could experience interruptions in the supply of our products. If the Company is unable to have a supplier efficiently fix errors or other problems that may be identified, then the Company could experience the loss of or delay in revenues, the loss of customers and credibility, a failure to attract new customers or achieve market acceptance, and increased costs. Any one or more of these results could be very costly and, if not quickly remedied, cause serious harm to the Company's business.

     AS A RESULT OF OUR INTENSELY COMPETITIVE INDUSTRY, WE MAY NOT GAIN ENOUGH MARKET SHARE TO BE PROFITABLE.

     The Company faces competition from other brokers and manufacturers of similar or comparable airplane products. Some of these providers have longer operating histories, name recognition and substantially greater financial, technical and marketing resources than the Company. Some of these providers also have more extensive customer bases, broader customer relationships and industry alliances than the Company, including relationships with some of the Company's potential customers. Increased competition from any of these sources could result in the Company's failure to achieve and maintain adequate customer levels and market share.

     WE MAY NOT BE ABLE TO MANAGE OUR ANTICIPATED GROWTH.


     The Company will apply as required for U.S Federal Aviation Administration ("FAA") and foreign regulatory agency approvals to increase our product offerings and expects to subsequently expand our operations. The associated time frame associated with the application and approvals of the permits and licenses we plan on acquiring is six months with an annual cost of $3,800 to the Company. This growth and the anticipated growth in future operations may place a significant strain on the Company's management systems and resources. The integration of new personnel could result in some disruption to the Company's ongoing operations. The Company will need to continue to improve its financial controls, management controls, reporting systems and procedures while continuing to expand, train and manage its work force. The Company may not obtain sufficient revenues and operating expenses could increase if the Company fails to receive such approvals or if such approvals take longer than anticipated.


     There is approximately $2,500 in annual associated costs relating to the maintenance of our existing permits and licenses. We have not yet acquired additional licenses and permits, which will add approximately $3,800 in additional annual maintenance costs, once they are acquired.

     DEPENDENCE ON ONE OR A FEW MAJOR CUSTOMERS

     The Company has a diverse customer base, but is currently dependent on four customers. Over the past three years, one of the four customers has accounted for approximately 65% of the Company's sales revenue and the additional three customers have accounted for approximately 25% of the sales revenue during the same timeframe. A loss of the largest major customer could result in a material adverse effect on our business, results of operations and financial condition.

     WE ARE SUBJECT TO STRINGENT LICENSING AND REGULATORY REQUIREMENTS.

     The commercial aerospace industry and sale of aircraft components is significantly impacted by Federal Aviation Regulations ("FAR"), regulations under the U.S. Department of Transportation ("DOT") and the U.S. Federal Aviation Administration ("FAA") and Title 14 Aeronautics and Space. If the products we sell do not meet these requirements, the Company could suffer an adverse effect on its operations.

     There is approximately $2,500 in annual associated costs relating to the maintenance of our existing permits and licenses. We have not yet acquired additional licenses and permits, which will add approximately $3,800 in additional annual maintenance costs, once they are acquired.

     The commercial sale and delivery of aerospace and general aviation products involve local, state and federal licenses and permits. There can be no assurances that the Company will be able to obtain such permits and licenses, if required, or that any such permits or licenses will remain effective. Any lapse in the Company's licenses or permits could also adversely affect our operations and financial results.

     IT IS EXTREMELY EXPENSIVE BEING A PUBLIC COMPANY. IN THE EVENT WE ARE UNABLE TO PAY THESE COSTS, THEN OUR SHARE PRICES COULD BE DEPRESSED AND THE MARKET FOR OUR COMMON STOCK COULD BE LIMITED.

     The financial burden of being a public company, which will cost us between $50,000 and $75,000 per year in auditing fees and legal fees to comply with our reporting obligations under the Securities Exchange Act of 1934 and compliance with the Sarbanes-Oxley Act of 2002 will strain our finances and stretch our human resources to the extent that we may have to price our products and services higher than our non-publicly held competitors just to cover the costs of being a public company. Due to our limited funds, we may not be able to pay these costs of being a public company to the extent that we may not be able to file the reports required by the Securities Exchange Act of 1934, which could result in our stock being excluded from the Over-The-Counter Bulletin Board and could result in only a limited market for our common stock.

     DUE TO FINANCIAL CONSTRAINTS AND OUR LIMITED STAFF, THERE ARE MATERIAL WEAKNESSES IN OUR INTERNAL CONTROLS AND DISCLOSURE CONTROLS AND PROCEDURES.

     As of December 31, 2010, we carried out an evaluation required by Rule 13a-15 or Rule 15d-15 of the Securities Exchange Act of 1934 (the "Exchange Act") under the supervision and with the participation of our management, including our Principal Executive Officer and Principal Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures.

     Disclosure controls and procedures are designed with the objective of ensuring that (i) information required to be disclosed in an issuer's reports filed under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms and (ii) information is accumulated and communicated to management, including our Principal Executive Officer and Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosures.

     The evaluation of our disclosure controls and procedures included a review of our objectives and processes and effect on the information generated for use in this Report. This type of evaluation is done quarterly so that the conclusions concerning the effectiveness of these controls can be reported in our periodic reports filed with the SEC. We intend to maintain these controls as processes that may be appropriately modified as circumstances warrant.


     Based upon such evaluation, such person concluded that as of such date, our disclosure controls and procedures were not effective at the reasonable assurance level because, due to financial constraints, the Company does not maintain a sufficient complement of personnel with an appropriate level of technical accounting knowledge, experience and training in the application of generally accepted accounting principles commensurate with our financial accounting and reporting requirements. There have been no changes in our internal control over financial reporting identified in connection with the


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

evaluation that occurred during our last fiscal quarter that have materially affected, or that are reasonably likely to materially affect, our internal control over financial reporting. In the event that we receive sufficient funds for internal operational purposes, we plan to retain the services of additional internal management staff to provide assistance to our current management in monitoring and maintaining our internal controls and procedures.


     BECAUSE JOEL A. YOUNG, OUR PRESIDENT, OWNS 62.9% OF THE TOTAL OUTSTANDING COMMON STOCK AND WILL BE ABLE TO ELECT ALL OF OUR DIRECTORS AND CONTROL OUR OPERATIONS, WHICH COULD DECREASE THE PRICE AND MARKETABILITY OF OUR SHARES.

     We have no committed source of financing. We will likely have to issue additional shares of our Common Stock to fund our operations and to fully implement our plan of operation. If we sell shares of common stock in an offering, our President, Joel A. Young, will still own a majority of the total outstanding common stock. As a result, regardless of the number of shares we sell, Joel A. Young will be able to elect all of our directors and control our operations, which could decrease the price and marketability of our shares.

     OUR SHAREHOLDERS MAY BE DILUTED SIGNIFICANTLY THROUGH OUR EFFORTS TO OBTAIN FINANCING, FUND OUR OPERATIONS AND SATISFY OUR OBLIGATIONS THROUGH ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK.

     We have no committed source of financing. We will likely have to issue additional shares of our Common Stock to fund our operations and to implement our plan of operation. Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock. Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the 237,690,000 authorized, but unissued, shares of our Common Stock. Future issuances of shares of our Common Stock will result in dilution of the ownership interests of existing shareholders, may further dilute Common Stock book value and that dilution may be material.

     OUR COMMON STOCK IS CONSIDERED TO BE A "PENNY STOCK" AND IS SUBJECT TO COMPLEX PENNY STOCK RULES OF THE SEC AND FINRA.

     Because the SEC imposes additional sales practice requirements on brokers who deal in our shares that are penny stocks, some brokers may be unwilling to trade them. This means that you may have difficulty reselling your shares and this may cause the price of our shares to decline.

     Our shares would be classified as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, which impose additional sales practice requirements on brokers/dealers who sell our securities in the market. For sales of our securities, the broker/dealer must make a special suitability determination and receive from you a written agreement prior to making a sale for you. Because of the imposition of the foregoing additional sales practices, it is possible that brokers will not want to make a market in our shares. This could prevent you from reselling your shares and may cause the price of our shares to decline.

     FINRA SALES PRACTICE REQUIREMENTS MAY LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

     The FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may have the effect of reducing the level of trading activity and liquidity of our Common Stock. Further, many brokers charge higher transactional fees for penny stock transactions. As a result, fewer broker-dealers may be willing to make a market in our Common Stock, which may limit your ability to buy and sell our stock.

DESCRIPTION OF BUSINESS

COMPANY BACKGROUND

     We had been originally incorporated under the laws of Canada on January 15, 1990, under the name "Creemore Star Printing, Inc." We changed our name on June 15, 2003 to "Smitten Press: Local Lore and Legends, Inc." We domesticated in the State of Nevada by filing Articles of Incorporation in Nevada on May 8, 2007, and we were incorporated in the State of Nevada on May 8, 2007, as Smitten
Press: Local Lore and Legends, Inc. On April 30, 2010, our Board of Directors approved a change in our name to DataMill Media Corp., effective at the close of business on June 30, 2010. In June 2011, we completed our initial public offering of 5,000,000 shares of Common Stock and received $100,000 in proceeds from the offering.

     We were a management consulting firm that planned to educate and assist small businesses to improve their management, corporate governance, regulatory compliance and other business processes, with a focus on capital market participation. However, after we completed our initial public offering, we explored a couple of opportunities to acquire operating companies in order to enhance shareholder value. On September 2, 2011, we entered into a Share Exchange Agreement with Young Aviation, LLC. On September 19, 2011, we amended our Articles of Incorporation to (i) increase our authorized capital stock to 500,000,000 shares of Common Stock and (ii) effect a 10 shares for one share forward stock split. On October 3, 2011, we closed the Share Exchange Agreement, which resulted in Young Aviation, LLC becoming a wholly-owned subsidiary.


     Young Aviation, founded in 2004, is currently a diversified broker and supplier of parts, components and products to the general aviation and aerospace markets of the U.S., Europe and Asia. "General aviation" is defined as all aviation other than military and scheduled commercial airlines. Over 20% of our sales revenue has been derived from international sales for the period from January 1, 2009 to date.


     Young Aviation services a broad range of clients such as aircraft leasing companies, major airlines, repair stations, fixed-base operators, leasing companies and after market suppliers.

     As a result of the Share Exchange Agreement, the Company acquired Young Aviation and Joel A. Young became the President, Chief Executive Officer and sole Director of the Company on October 3, 2011, when our prior management officials resigned. In addition, as a result of acquiring Young Aviation, we ceased being a "shell company" as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934.

     The acquisition of Young Aviation, considered a reverse merger, resulted in a change in control at the Company and new management decided to abandon our former business of management consulting and focus solely on the business of Young Aviation.

INDUSTRY OVERVIEW

THE AVIATION AND AEROSPACE COMPONENTS AND SERVICES INDUSTRY

     The Aviation and Aerospace Components and Services Industry is a highly regulated market with competitors ranging from privately owned shops to publicly traded multinational conglomerates. Barriers of entry into larger markets and contracts include licensing, government certifications and regulatory approvals. The Federal Aviation Administration ("FAA") under the United States Department of Transportation ("DOT") closely regulates U.S. companies involved in the Aviation Supply chain under Federal Aviation Requirements ("FAR") Title 14.

     Aircraft are on a scheduled cycle that includes maintenance for every one of thousands of individual parts of the plane at least once during the lifetime of the asset. Airlines infrequently keep inventory on-hand, choosing instead to have suppliers like Young Aviation supply parts on demand.

COMPANY OVERVIEW

     Young Aviation operates in the AVIATION SUPPLY CHAIN industry.

     The Company supplies replacement parts for airlines and maintenance organizations in support of companies such as Airbus, Boeing (we are a Boeing-approved supplier), Bombardier, Douglas, and Embraer aircraft, and OEM's (original equipment manufacturer) such as MOOG and L3 Communications.


     Our on-hand parts inventory includes avionics, pumps, valves, starters, wheels, brakes and other items, from top manufacturers like Collins, Garrett, Bendix-King, Sperry-Honeywell, Woodward Governor and B.F. Goodrich. Our inventory covers multiple commercial equipment manufacturers, aircraft platforms and ATA chapters.


     The Company provides assistance with comprehensive aviation supply chain programs for customers. We offer a wide variety of services that range from supplying individual spare parts to assisting customers with the implementation of end-to-end supply chain programs. We maintain a small inventory of new and refurbished parts for many types of aircraft in operation today. Our goal is to help customers reduce costs, increase parts availability and minimize downtime.

     As a diversified broker and supplier of general aviation parts and components, we have the ability to buy and sell a wide variety of commercial aviation parts and components for an array of clients. With our industry access to parts, components and aftermarket goods, we are capable of providing customers with any items they may request. Our distribution and shipment methods are normally direct shipment from our on-hand inventory to customers or direct shipment from our vendors to our customers. With sales of products that require our inspection or labeling, the items are shipped from our vendors to our facility, then from our facility to our customers.


     We strive to offer the highest quality aircraft parts and components to customers. The Company is dedicated to customer service and customer satisfaction through our commitment to responsiveness, quality, reliability and on-time performance. Young Aviation's corporate web site is www.youngaviation.com

MAJOR CUSTOMERS


     We work with major aircraft and engine manufacturers, as well as the component OEMs. With international sales in Singapore, the UK and The Netherlands, we are planning to expand our global distribution capability and our supply chain presence. However, there is no guarantee that we will be able to execute our plan of expanding our global distribution.


     Our customers include industry leaders Boeing, Moog, Woodward, HR Textron and L3 Communications. We are a vendor of general aviation and aerospace parts and components, electromechanical, hydraulic and surplus materials.

     The table below presents domestic, international and total sales for the period from January 1, 2009 to September 31, 2011.

                                                Domestic
                      Total          Total       (U.S.)      Domestic    International     International
Customer              Sales            %          Sales      vs Total        Sales            vs Total
--------              -----            -          -----      --------        -----            --------
Boeing            $  102,804          9.5%      $ 51,402        4.7%       $ 51,402  (1)         4.7%
HR Textron            84,730          7.8%        84,730        7.8%             --
L-3 Comm              98,050          9.1%        98,050        9.1%             --
Moog Aircraft        695,470         64.2%       521,603       48.2%        173,868  (2)        16.1%
All Others           101,820          9.4%       101,820        9.4%             --
Total Sales       $1,082,874        100.0%      $857,605       79.2%       $225,270             20.8%

----------
International Customers
(1) BOEING UK LTD and Boeing, Singapore
(2) Moog Holland and Moog Controls, the Netherlands

     With over 20% of our sales revenue derived from international sales, Young Aviation's customers include, but are not limited to, the following companies:

Avolar Aerolineas
Boeing Training and Flight Services
Boeing Commercial Aircraft, Seattle
Boeing Commercial Aircraft, U.K.
Boeing Commercial, Singapore
Cayman Airways Flightstar
Diversified Aero Services
HR Textron
L-3 Communications Integrated Systems
Mid America Aerospace
Mission Support, Inc.
Moog Aircraft Group
Moog Controls, U.K.
Moog Holland Aircraft Services
Southern California Aviation
Texas Aerospace Services
Victorville Aerospace

LICENSING AND CERTIFICATION


     Young Aviation is accredited to FAA Advisory Circular AC 00-56 and TAC 2000 as a result of having successfully completed the TAC 2000 quality control accreditation process under FAA Advisory Circular 00-56. In addition, we are a registered U.S. GSA government contractor.

     The TAC-2000 Quality Assurance Standard was recently accepted by the FAA in September of 1999 for inclusion into Advisory Circular 00-56A which is now approved by the FAA. This standard emphasizes issues such as impartiality, competence, and reliability - all specific to the regulated needs of the aerospace industry.

     The Company's quality control system is designed under the TAC-2000 Quality Assurance Standard to ensure the highest levels of quality for our customer base. Young Aviation operates under the TAC-2000 system and our Quality Manual is designed to assure compliance at all times in order to maintain our Accreditation to Federal Aviation Advisory Circular AC 00-56A and TAC-2000.

     Young Aviation's internal inspection system provides the necessary quality instruments in detail to assure the continuity of inspection responsibility for all of our employees. The Company's inspection forms and procedures provide detailed explanations covering all the necessary elements as prescribed by AC 00-56A.

     The Company has been accredited to FAA Advisory Circular AC 00-56 and TAC 2000 for over three years. The annual cost of renewal is $1,500 each May and the most recent renewal was May of 2011.

     The GSA connects federal purchasers with the most cost-effective and high-quality commercial products and services. The Federal Acquisition Regulation (FAR) requires that federal contractors register in the Central Contractor Registration (CCR) database prior to award of any contract or purchase agreement with the federal government in most procurement situations. All GSA schedule contractors are required to be registered in CCR before award and throughout the life of the contract. Many federal agencies initially use the CCR database to find potential sources for supplies and services.

     The Company's annual cost of being a registered U.S. GSA government contractor is approximately $1,000, consisting of related literature necessary to remain informed and knowledgeable.

     Revenue from government contracts for the year ended December 31, 2010 was $207,734, representing approximately 37% of net sales, compared to the year ended December 31, 2009, in which revenue from government contracts was $78,360, representing approximately 22% of net sales. Revenue from government contracts for the nine month period ended September 30, 2011 was $44,579, representing approximately 25% of net sales.


INDUSTRY RELATIONSHIPS

     Young Aviation has worked with and developed relationships with numerous companies within the aviation industry. Our capabilities have expanded into MRO (maintenance, repair and overhaul) support. We refer customers seeking MRO services to a repair center that we feel best suits their needs. These repair centers have the ability to repair, overhaul and maintain rotable (a component or inventory item that can be repeatedly and economically restored to a fully serviceable condition) and expendable (parts for which no authorized repair procedure exists and/or the cost of repair would exceed cost of its replacement) components for a wide range of government and commercial aircraft.

     In addition to repair centers, we currently conduct business with and have developed relationships with several specialty manufacturers, testing and certification facilities, dismantling companies and general aviation component businesses that we refer our customers to. Referring customers to other reliable companies in our industry has increased our credibility in the industry and companies have reciprocated with customer referrals to us.

BUSINESS DEVELOPMENT - SHORT-TERM GROWTH


     Young Aviation, LLC has identified and outlined four strategic steps for growth in the next twelve months. Our short-term growth is dependent on our ability to raise additional capital as discussed below. There is no assurance that the Company will be able to raise additional capital. We are committed to developing a sustainable business model to successfully expand operations using each of these four steps to meet our corporate goals and provide our customers with quality products and services.


     Four steps for short-term strategic growth:

     *   Capital raise
     *   Recruiting and hiring
     *   Inventory expansion
     *   Broadened licensing and certification

1. CAPITAL RAISE

     The Company has financed operations primarily through cash flows from operations, officer advances, and debt and equity financings. We believe that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months.


The Company expects to continue to incur capital, inventory, administrative and other expenses. The Company's current monthly "burn rate" is approximately $13,800, which includes aggregate monthly fees of $10,000 for two consultants that are being accrued until funds are available for payment. We are in the process of forming a funding strategy to raise approximately $500,000 in order to fully implement our business plan, which includes recruiting and hiring additional individuals, expanding our inventory and obtaining additional licenses and certifications, as discussed in the Business Development - Short-Term Growth section of the Description of Business. There may be various costs associated with raising additional capital, such as legal fees, printing costs and commissions. We estimate that the various costs could account for up to 10% (ten percent) of the capital raised. If $200,000 is raised, we estimate the associated costs could be $20,000 and if $500,000 is raised, we estimate the associated costs could be $50,000. We have not decided on a funding strategy yet and we have no firm commitments from any investors to date. Our monthly "burn rate" will increase to approximately $17,250 per month if we are successful in raising the approximate $500,000 in funding. The increase of $3,450 in our monthly "burn rate" is estimated to consist of $2,000 in additional salaries, $900 in additional warehouse expense, $317 in additional licensing fees and $233 in additional general and administrative costs. The associated timeframe in which the Company plans to acquire additional capital is by July 2012, as detailed in the below milestones. The Company will need to generate significant revenues in order to achieve and maintain profitability. There are no additional financing requirements required to maintain and continue the Company's operations during the next twelve months. Management believes that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months.

     We can not assure investors that we will be able to receive any additional funding. Our failure to raise additional funding will limit our ability to expand our operations and earn a profit.

     PROPOSED MILESTONES AND USE OF PROCEEDS TO IMPLEMENT OUR SHORT-TERM GROWTH STRATEGY

     The following milestones and use of proceeds are estimates only. The working capital requirements and the projected milestones are approximations only and subject to adjustment based on costs and needs. Our short-term growth strategy is based on raising a maximum of $500,000 to be completely funded.

      We plan to complete our milestones as follows. The columns also take into account what we will be able to achieve with $200,000 raised and what we could do if the maximum funding of $500,000 is raised.

             Milestones achievable at the following funding levels:

                $200,000 Capital Raise                                        $500,000 Capital Raise
                ----------------------                                        ----------------------
Capital raising expenses        July 2012       $ 20,000      Capital raising expenses        July 2012     $ 50,000
One additional hire             July 2012         12,000      Two additional hires            July 2012       24,000
Inventory expansion             July 2012        158,760      Inventory expansion             July 2012      408,600
Additional warehouse expense    July 2012          5,440      Additional warehouse expense    July 2012       13,600
Licensing and certification     July 2012          3,800      Licensing and certification     July 2012        3,800
                                                --------                                                    --------
Total Use of Proceeds                           $200,000      Total Use of Proceeds                         $500,000
                                                ========                                                    ========


     We may also seek to raise additional cash to fund future growth and expansion plans we may decide to pursue. To the extent it becomes necessary to raise additional cash in the future, we may seek to raise it through the sale of debt or equity securities, funding from joint-venture or strategic partners, debt financing or loans, issuance of common stock, or a combination of the foregoing. We currently do not have any binding commitments for, or readily available sources of, additional financing. Nor do we have any formal current plans in place to raise additional capital. However we reserve the right to raise additional capital in the future in which case the percentage ownership of our shareholders would be diluted. We cannot provide any assurances that we will be able to secure the additional cash or working capital we may require to continue our operations.

2. RECRUITING AND HIRING

     The Company is dependent on the ability of our President, Joel A. Young, who contributes essential technical and management experience to our business. We also operate with a small number of advisors and consultants and, therefore, have little backup capability for their activities. The Company will be dependent upon Mr. Young to recruit effective management for the Company.

     The Company's growth and profitability depend on operational efficiency, the expansion and enhancement of services, and increasing penetration into new geographic markets. The Company believes that experienced management and corporate personnel are essential to the establishment of long-term growth. Our success will depend to a large degree upon the active participation and continued service of our current officer and employees as well as our ability to identify, hire, and retain additional qualified personnel.


     The Company has identified various individuals to complement our current team. We plan to hire certain individuals with relevant experience to help implement our short-term growth strategy when funds are available. Depending on the amount of funds raised, the Company plans to hire two individuals for sales and marketing. The individuals would each be compensated on a performance basis with commission and a base salary of $12,000 per year. The associated timeframe in which the Company plans to hire additional individuals is by July 2012, as detailed in the above milestones.


3. INVENTORY EXPANSION


     We have the opportunity to purchase entire inventories, vendor inventories and individual components to expand our parts base and liquid assets. An entire inventory may consist of a few high priced items or a variety of lower priced items. We are buyers for parts and components stock and enjoy a reputation for paying a fair price for surplus, excess material and aircraft for dismantling. We anticipate our customer's needs before they request certain components. If we own the inventory that a customer requests, we have a higher profit margin on the sale, as opposed to paying a vendor a higher price for the item when they are aware of a customer's request.

     We are experienced in locating quality, high-demand rotables and expendables. The Company is focused on strengthening our supply chain and leveraging our financial ability to purchase entire inventories, individual rotable components for Boeing, Airbus, regional and corporate and aircraft, including purchasing aircraft for complete part out.

     Our plans include exploiting certain opportunities that will expand our inventory and strengthen our supply chain position. We may purchase FAA inventory through our current customer base, through airline auctions and direct from suppliers in addition to acquiring inventory through our current customers and auctions.

     The associated timeframe in which the Company plans to acquire additional inventory is by July 2012, as detailed in the above milestones. We plan to utilize approximately 80% of any capital raised to acquire additional inventory. The inventory we acquire would be inventory we anticipate turning over in a short period of time. With additional capital we can acquire certain inventory at a substantial discount and other inventory can be financed. Based on experience, management believes that acquiring inventory based on the anticipated needs of our customers will provide higher inventory turnover, less capital tied up in inventory and higher profit margins.


4. BROADENED LICENSING AND CERTIFICATION; REGULATORY REQUIREMENTS


     In order to target market our business further into government supply contracts, to attract larger customers and to increase our overseas presence, we intend to broaden our requisite licensing and update our memberships and industry certifications with the ASA-100, ISO 9001 and AS 9120. The annual cost of the certifications described below that we plan to acquire over the next year is $3,800 and the associated timeframe in which the Company plans to acquire them is by July 2012, as detailed in the above milestones.

     The ASA Accreditation Program (ASAAP) consists of a 36 month self-audit program we perform in order to maintain accreditation based on the ASA-100 Standard. The standard was created to comply with the FAA Advisory Circular (AC) 00-56A, the Voluntary Industry Distributor Accreditation Program. The annual cost of the program is $1,900 or $3,800 for two years.

     ISO 9001:2008 is the standard that provides a set of standardized requirements for a quality management system, regardless of what the user organization does, its size, or whether it is in the private, or public sector. It is the only standard in the family against which organizations can be certified - although certification is not a compulsory requirement of the standard. The annual cost of the ISO 9001:2008 is $950 or $1,800 for two years.

     The AS 9120 Standard is the requirement for a Quality Management System based on AS 9100 which adds 100+ additional requirements that are specific to distributors who carry aircraft components like, fasteners, electronics, gaskets, etc. It helps ensure that they handle the materials properly and track the part from OEM to customer. AS9120 was developed for pass-through distributors of aerospace items and addresses chain of custody, traceability, control and availability of records. The annual cost of the AS 9120 is $950 or $1,800 for two years.


     The AS 9120 is required by Companies that procure parts, materials and assemblies and sell these products to a customer in the aviation, space and defense industries. This includes organizations that procure products and split them into smaller quantities.

BUSINESS DEVELOPMENT - LONG-TERM GROWTH


     Young Aviation, LLC has identified and outlined seven strategic steps the Company will consider implementing after twelve months. Management will evaluate our performance during the next twelve months in order to determine the intended path of the Company's long-term growth strategy. Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements for our long-term growth will be determined after management performs its evaluation of the next twelve months. The financing and resources are not currently available in order to implement the seven steps listed below.

     As a diversified broker and supplier of parts, components and products to the aviation and aerospace markets, we plan to operate across multiple sectors by developing a military supply chain presence and expanding our international vendor and customer base; offer supply chain support services by diversifying our inventory and offering redistribution services; enter into strategic alliances allowing us to offer services that include maintenance, manufacturing, asset management, dismantling, specialty supply and aircraft on ground ("AOG") solutions; and create an e-marketplace presence in order to supply technical data. We are committed to developing a sustainable business model to successfully expand operations to meet our corporate goals and provide our customers with quality services.


     Seven steps for strategic growth:

     *    Recruiting industry professionals
     *    Diversified inventory expansion
     *    Re-distribution services
     *    Strategic alliances
     *    Military supply chain presence
     *    E-marketplace presence
     *    International expansion

1. RECRUITING INDUSTRY PROFESSIONALS

     We plan to locate and hire industry professionals as consultants in a variety of fields. Our consultants will be industry executives, ex-military, government officials and other beneficial individuals that will comprise a small group of seasoned professionals.


     Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements for recruiting industry professionals will be determined after management performs its evaluation of the next twelve months. There is no guarantee that any industry professionals will be recruited and hired on acceptable terms or at all.


2. DIVERSIFIED INVENTORY EXPANSION

     The Company plans to offer an extensive line of engine parts, parts management programs and engine sale and leasing options. We may source and purchase harder-to-find components, complete aircraft and specialty parts. In addition, we will have the ability to implement a program of inventory management services for airlines and maintenance organizations.


     Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements for our diversified inventory expansion will be determined after management performs its evaluation of the next twelve months. There is no guarantee that the Company will be able to expand and diversify its inventory.


3. RE-DISTRIBUTION SERVICES

     Surplus parts can often be a financial and operational burden for airlines and MROs. Young Aviation intends to provide solutions by marketing, selling and re-distributing surplus inventory on consignment to customers worldwide, while maximizing revenue for the consignors. Our re-distribution and consignment management services will encompass every aspect of the transaction from the moment the surplus material becomes available.


     We intend to sell components of consignors that would provide the consignor with 80% of the revenue and provide the Company with 20% of the revenue from the sale. By providing better service to consignors, we will strive to increase the Company's share of the revenue to 30%. In addition to the described revenue split, we may be able to negotiate a set price that a consignor would receive for an inventory lot with the remainder of revenue and remaining inventory going to the Company.

     Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements for our re-distribution services will be determined after management performs its evaluation of the next twelve months. There is no guarantee that the Company will be able to provide re-distribution services.


4. STRATEGIC ALLIANCES

     We plan to formalize strategic alliances with the several specialty manufacturers, repair stations, testing and certification facilities, dismantling companies and general aviation component businesses that we currently work with and refer customers to.

     The strategic alliances will allow us to efficiently expand our operations into additional profitable areas, while giving us the ability to offer our customers additional services to meet their specific repair and maintenance needs and provide them with value added services. There is no guarantee that any strategic alliances will be completed on acceptable terms or at all.


     Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements in forming strategic alliances will be determined after management performs its evaluation of the next twelve months.

5. GOVERNMENT SUPPLY CHAIN PRESENCE

     As a registered U.S. GSA government contractor, we plan to increase our supply chain exposure as a potential source for supplies and services.


     Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements for increasing our government supply chain presence will be determined after management performs its evaluation of the next twelve months. There is no guarantee that the Company will be able to increase its supply chain exposure.


6. E-MARKET PRESENCE

     We plan on offering our services through an e-marketplace site of aviation-specific technical data and information services providing the Company with aviation-specific technical data and information services. We will decide whether to acquire an existing site or to develop our own site during the first twelve months.


     Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements for establishing our e-marketplace presence will be determined after management performs its evaluation of the next twelve months. There is no guarantee that the Company will have an e-marketplace presence at all.


7. EXPANSION OF INTERNATIONAL MARKET

     With over 20% of our sales revenue derived from international sales and our industry contacts, we will begin to implement our growth strategy for Latin America, the Caribbean and Europe through our vendor and customer contacts in those countries. However, at this time, we have no formal strategy and are unable to estimate the time frame or costs to implement our growth strategy for Latin America, the Caribbean and Europe.


     Management's reasonable estimates and approximations for the timeframe, milestones, associated costs and capital requirements for the expansion of our international market will be determined after management performs its evaluation of the next twelve months. There is no guarantee that the Company will expand its international activity or presence.


CURRENT OPERATIONS

     Young Aviation is a aftermarket supplier of aircraft parts and components. Our main office is less than 30 minutes from two international airports, Miami International Airport and Fort Lauderdale/Hollywood International Airport, which enables us to ship parts immediately. We also have relationships with preferred vendors in more than a dozen countries around the world to further expedite our services.

     We warehouse numerous aircraft spares. Additionally, we have an established global network of vendors in order to quickly source parts.

FINANCING


     The Company's current monthly "burn rate" is approximately $13,800, which includes aggregate monthly fees of $10,000 for two consultants that are being accrued until funds are available for payment. We are in the process of forming a funding strategy to raise approximately $500,000 in order to fully implement our business plan, which includes recruiting and hiring additional individuals, expanding our inventory and obtaining additional licenses and certifications, as discussed in the Business Development - Short-Term Growth section of the Description of Business. We have not decided on a funding strategy yet and we have no firm commitments from any investors to date. If we are unable to raise additional funding, then we will not be able to grow our revenues and profits to the same extent as we would be able to do if we successfully raised additional funds.Our monthly "burn rate" will increase to approximately $17,250 per month if we are successful in raising the approximate $500,000 in funding. The Company will need to generate significant revenues in order to achieve and maintain profitability. There are no additional financing requirements required to maintain and continue the Company's operations during the next twelve months. Management believes that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months.


EMPLOYEES

     As of November 23, 2011, we had one full time regular employee, four full time independent contractors ("contract employees") and no part time employees. We believe that our relations with our employees are good. Our employees are not represented by a union or covered by a collective bargaining agreement. On October 5, 2011, the Company entered into two service agreements for a period of one year. One individual will provide the Company with consulting and advisory services in relation to the Company's accounting and compliance requirements. The second individual will provide federal securities advice to the Company and the preparation of required filings.

     The Company is dependent on the ability of our President, Joel A. Young, who contributes essential technical and management experience to our business. The Company will be dependent upon Mr. Young to recruit effective management for the Company.

COMPETITION

     The Aviation and Aerospace Parts and Components Industries are highly competitive and the Company has numerous competitors in the United States and internationally, most of whom have greater financial and human resources than the Company.

PROPERTIES

     Our corporate offices (750 square feet) and warehouse facility (2,250 square feet) are located at 4700 Hiatus Road, Suite 252, Sunrise, Florida 33351.

LEGAL PROCEEDINGS

     We are not subject to any legal proceedings and are not aware of any threatened legal proceedings.

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with our financial statements and related notes.

     Certain matters discussed herein may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties include, but are not limited to, the following:

     *    the volatile and competitive nature of our industry,
     * the uncertainties surrounding the rapidly evolving markets in which we compete,
     *    the uncertainties surrounding technological change of the industry,
     *    our dependence on its intellectual property rights,
     *    the success of marketing efforts by third parties,
     *    the changing demands of customers and
     *    the arrangements with present and future customers and third parties.

     Should one or more of these risks or uncertainties materialize or should any of the underlying assumptions prove incorrect, actual results of current and future operations may vary materially from those anticipated.

     THE FOLLOWING DISCUSSION AND ANALYSIS OF THE RESULTS OF OPERATIONS AND FINANCIAL CONDITION OF YOUNG AVIATION, LLC, FOR YEARS ENDED DECEMBER 31, 2010 AND 2009 AND FOR THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2011 AND 2010, SHOULD BE READIN CONJUNCTION WITH THE FINANCIAL STATEMENTS, AND THE NOTES TO THOSE FINANCIAL STATEMENTS THAT ARE INCLUDED ELSEWHERE IN THIS FILING. REFERENCES TO "WE," "OUR," OR "US" IN THIS SECTION REFERS TO THE COMPANY AND ITS SUBSIDIARIES. OUR DISCUSSION INCLUDES FORWARD-LOOKING STATEMENTS BASED UPON CURRENT EXPECTATIONS THAT INVOLVE RISKS AND UNCERTAINTIES, SUCH AS OUR PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS. ACTUAL RESULTS AND THE TIMING OF EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS, INCLUDING THOSE SET FORTH UNDER THE RISK FACTORS, FORWARD-LOOKING STATEMENTS AND BUSINESS SECTIONS IN THIS CURRENT REPORT. WE USE WORDS SUCH AS "ANTICIPATE," "ESTIMATE," "PLAN," "PROJECT," "CONTINUING," "ONGOING," "EXPECT," "BELIEVE," "INTEND," "MAY," "WILL," "SHOULD," "COULD," AND SIMILAR EXPRESSIONS TO IDENTIFY FORWARD-LOOKING STATEMENTS.

OVERVIEW

     Young Aviation, LLC ("Company"), a Florida limited liability company located in Sunrise, Florida, is a diversified broker and supplier of parts, products and services to the U.S. and International aviation and aerospace markets. Young Aviation services a broad range of clients such as aircraft leasing companies, major airlines, repair stations, fixed-base operators, leasing companies and after market suppliers.

     Founded in 2004, Young Aviation, LLC was organized in the state of Florida on May 10, 2004, the Company services a broad range of commercial clients such as aircraft leasing companies, major airlines, repair stations, leasing companies and after market suppliers.

     Young  Aviation  operates  in  the  AVIATION  SUPPLY  CHAIN  industry,   is
accredited to FAA Advisory Circular AC 00-56, TAC2000 and is a registered U.S. GSA government contractor.

     The Company supplies replacement parts for airlines and maintenance organizations in support of companies such as Airbus, Boeing (we are a Boeing-approved supplier), Bombardier, Douglas, and Embraer aircraft, and OEM's (original equipment manufacturer) such as MOOG and L3 Communications.

     The Company's on-hand parts inventory includes avionics, pumps, valves, starters, wheels, brakes and other items, from top manufacturers like Collins, Garrett, Bendix-King, Sperry-Honeywell, Woodward Governor and B.F. Goodrich. Our inventory covers multiple commercial equipment manufacturers, aircraft platforms and ATA chapters.

     The Company provides assistance with comprehensive aviation supply chain programs for customers. We offer a wide variety of services that range from supplying individual spare parts to assisting customers with the implementation of end-to-end supply chain programs. We maintain a small inventory of new and refurbished parts for many types of aircraft in operation today. Our goal is to help customers reduce costs, increase parts availability and minimize downtime.


     The Company has financed operations primarily through cash flows from operations, officer advances, and debt and equity financings. We believe that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months.

     The Company expects to continue to incur capital, inventory, administrative and other expenses. The Company's current monthly "burn rate" is approximately $13,800, which includes aggregate monthly fees of $10,000 for two consultants that are being accrued until funds are available for payment. We are in the process of forming a funding strategy to raise approximately $500,000 in order to fully implement our business plan, which includes recruiting and hiring additional individuals, expanding our inventory and obtaining additional licenses and certifications, as discussed in the Business Development - Short-Term Growth section of the Description of Business. There may be various costs associated with raising additional capital, such as legal fees, printing costs and commissions. We estimate that the various costs could account for up to 10% (ten percent) of the capital raised. If $200,000 is raised, we estimate the associated costs could be $20,000 and if $500,000 is raised, we estimate the associated costs could be $50,000. We have not decided on a funding strategy yet and we have no firm commitments from any investors to date. Our monthly "burn rate" will increase to approximately $17,250 per month if we are successful in raising the approximate $500,000 in funding. The associated timeframe in which the Company plans to acquire additional capital is by July 2012, as detailed in the below milestones. The Company will need to generate significant revenues in order to achieve and maintain profitability. There are no additional financing requirements required to maintain and continue the Company's operations during the next twelve months. Management believes that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months.

     PROPOSED MILESTONES AND USE OF PROCEEDS TO IMPLEMENT OUR SHORT-TERM GROWTH STRATEGY

     The following milestones and use of proceeds are estimates only. The working capital requirements and the projected milestones are approximations only and subject to adjustment based on costs and needs. Our short-term growth strategy is based on raising a maximum of $500,000 to be completely funded.

      We plan to complete our milestones as follows. The columns also take into account what we will be able to achieve with $200,000 raised and what we could do if the maximum funding of $500,000 is raised.

             Milestones achievable at the following funding levels:

                $200,000 Capital Raise                                        $500,000 Capital Raise
                ----------------------                                        ----------------------
Capital raising expenses        July 2012       $ 20,000      Capital raising expenses        July 2012     $ 50,000
One additional hire             July 2012         12,000      Two additional hires            July 2012       24,000
Inventory expansion             July 2012        158,760      Inventory expansion             July 2012      408,600
Additional warehouse expense    July 2012          5,440      Additional warehouse expense    July 2012       13,600
Licensing and certification     July 2012          3,800      Licensing and certification     July 2012        3,800
                                                --------                                                    --------
Total Use of Proceeds                           $200,000      Total Use of Proceeds                         $500,000
                                                ========                                                    ========

     We may also seek to raise additional cash to fund future growth and expansion plans we may decide to pursue. To the extent it becomes necessary to raise additional cash in the future, we may seek to raise it through the sale of debt or equity securities, funding from joint-venture or strategic partners, debt financing or loans, issuance of common stock, or a combination of the foregoing. We currently do not have any binding commitments for, or readily available sources of, additional financing. Nor do we have any formal current plans in place to raise additional capital. Our CEO, Mr. Young, has verbally committed to fund our short-term growth business development in the amount of $25,000, if required, although we do not have a written agreement with Mr. Young to do so, and the verbal commitment is non-binding on Mr. Young. Therefore, we are not assured that we will receive any or all of Mr. Young's non-binding verbal commitment to loan us up to $25,000. Any decision by Mr. Young to advance funds to the Company will be a personal decision by him in his capacity as a lender to the Company and not as an officer of the Company. In the event that Mr. Young fails to fund his commitment described above, then we may have to delay the implementation our short-term growth business development strategy.


RISKS, UNCERTAINTIES AND TRENDS RELATING TO THE COMPANY AND INDUSTRY

     Aviation and Aerospace spending are generally affected by a number of factors including general economic conditions, inflation, interest rates, tax rates, fuel and other energy costs and consumer confidence, generally, all of which are beyond our control. We are currently in a severe worldwide economic recession. Runaway deficit spending by governments further exacerbates the United States and the worldwide economic climate and may delay or possibly deepen the current recession. Some economic indicators suggest rising energy costs, higher inflation, dwindling consumer confidence and higher taxes. Industrial purchases of our products tend to decline during recessionary periods when disposable revenue is lower and may impact sales of our products. Sudden disruptions in business conditions could result from a terrorist attack similar to the events of September 11, 2001, including attacks, the threat of further attacks or retaliation, war, adverse weather conditions or other natural disasters, such as Hurricane Katrina, pandemic situations or large scale power outages can have a short term or, sometimes, long term impact on spending. Downturns in the economies in which we sell our products or a sudden disruption of business conditions in those economies could adversely affect our business. A worldwide recession or a government debt default could place severe constraints on the ability of all companies, particularly smaller ones, to raise capital, borrow money, operate effectively and profitably and to plan for the future.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     Our management's discussion and analysis of our financial condition and results of operations are based on our condensed financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported net sales and expenses during the reporting periods. On an ongoing basis, we evaluate our estimates and assumptions. We base our estimates on historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

     While our significant accounting policies are more fully described in Note 2 to our financial statements, we believe that the following accounting policies are the most critical to aid the reader in fully understanding and evaluating this discussion and analysis:

     BASIS OF PRESENTATION - The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for financial information and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for smaller reporting companies. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the results of operations of the Company for the Years Ended Decmber 31, 2010 and 2009 and for the three and nine month periods ended September 30, 2011 and 2010 have been reflected herein.

     INVENTORIES  -  Inventories,   consisting   primarily  of  airplane  parts,
components and units for sale, are recorded using the average cost method.

     REVENUE RECOGNITION - Revenue on our components and parts are recognized when the units or parts ship to the customer.

     STOCK-BASED COMPENSATION - The Company follows the provisions of ASC 718-20-10 Compensation - Stock Compensation which establishes standards surrounding the accounting for transactions in which an entity exchanges its equity instruments for goods or services. ASC 718-20-10 focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. ASC 718-20-10 provides for, and the Company has elected to adopt the modified prospective application under which compensation cost is recognized on or after the required effective date for the fair value of all future share based award grants and the portion of outstanding awards at the date of adoption of this statement for which the requisite service has not been rendered, based on the grant-date fair value of those awards calculated under ASC 718-20-10 pro forma disclosures.

     COMPREHENSIVE INCOME (LOSS) - FASB ASC Topic 220 (Statement of Financial Accounting Standards No. 130, "REPORTING COMPREHENSIVE INCOME") establishes standards for reporting comprehensive income (loss) and its components in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income (loss), as defined, includes all changes in equity during the period from non-owner sources, such as foreign currency translation adjustments.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In April 2009, the FASB issued FASB ASC 825-10-50 and FASB ASC 270 ("FSP 107-1 AND APB 28-1 INTERIM DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS"), which increases the frequency of fair value disclosures to a quarterly basis instead of on an annual basis. The guidance relates to fair value disclosures for any financial instruments that are not currently reflected on an entity's balance sheet at fair value. FASB ASC 825-10-50 and FASB ASC 270 are effective for interim and annual periods ending after June 15, 2009. The adoption of FASB ASC 825-10-50 and FASB ASC 270 did not have a material impact on results of operations, cash flows, or financial position

     In May 2009, the FASB issued FASB ASC 470 (Staff Position No. APB 14-1 "ACCOUNTING FOR CONVERTIBLE DEBT INSTRUMENTS THAT MAY BE SETTLED IN CASH UPON CONVERSION (INCLUDING PARTIAL CASH SETTLEMENT)"). FASB ASC 470 clarifies that convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) are not addressed by FASB ASC 470-20-65-1 (paragraph 12 of APB Opinion No. 14, "ACCOUNTING FOR CONVERTIBLE DEBT AND DEBT ISSUED WITH STOCK PURCHASE WARRANTS"). Additionally, FASB ASC 470 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FASB ASC 470 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years. The adoption of FASB ASC 470 did not have an effect on our consolidated financial statements.

     In May 2009, the FASB issued FASB ASC 855 (SFAS No. 165, "SUBSEQUENT EVENTS"), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, FASB ASC 855 sets forth (a) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (b) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (c) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. FASB ASC 855 is effective for interim or annual financial reporting periods ending after June 15, 2009. The adoption of FASB ASC 855 did not have an impact on results of operations, cash flows, or financial position.

     In June 2009, the FASB issued FASB ASC 810 (SFAS No. 167, "AMENDMENTS TO FASB INTERPRETATION NO. 46(R)"). FASB ASC 810 applies to FASB ASC 105 entities and is effective for annual financial periods beginning after November 15, 2009 and for interim periods within those years. Earlier application is prohibited. A calendar year-end company must adopt this statement as of January 1, 2010. The Company does not anticipate the adoption of FASB ASC 810 to have a material impact on results of operations, cash flows, or financial position.

     In June 2009, the FASB issued FASB ASC 860 (SFAS No. 166, "ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS-AN AMENDMENT OF FASB STATEMENT NO. 140"). FASB ASC 860 applies to all entities and is effective for annual financial periods beginning after November 15, 2009 and for interim periods within those years. Earlier application is prohibited. A calendar year-end company must adopt this statement as of January 1, 2010. This statement retains many of the criteria of FASB ASC 860 (FASB 140, "ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES") to determine whether a transfer of financial assets qualifies for sale accounting, but there are some significant changes as discussed in the statement. Its disclosure and measurement requirements apply to all transfers of financial assets occurring on or after the effective date. Its disclosure requirements, however, apply to transfers that occurred BOTH before and after the effective date. In addition, because FASB ASC 860 eliminates the consolidation exemption for Qualifying Special Purpose Entities, a company will have to analyze all existing QSPEs to determine whether they must be consolidated under FASB ASC 810. The Company does not anticipate the adoption of FASB ASC 860 to have a material impact on results of operations, cash flows, or financial position.

     In August 2009, the FASB issued ASU 2009-05, "MEASURING LIABILITIES AT FAIR VALUE." ASU 2009-05 applies to all entities that measure liabilities at fair value within the scope of FASB ASC 820, "FAIR VALUE MEASUREMENTS AND DISCLOSURES." ASU 2009-05 is effective for the first reporting period (including interim periods) beginning after issuance, October 1, 2009, for the Company. The Company does not anticipate the adoption of ASU 2009-05 to have a material impact on results of operations, cash flows, or financial position.

     In October 2009, the FASB ratified FASB ASC 605-25 (the EITF's final consensus on Issue 08-1, "REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES"). FASB ASC 605-25 is effective for fiscal years beginning on or after June 15, 2010. Earlier adoption is permitted on a prospective or retrospective basis. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

     In January 2010, the FASB issued ASU No. 2010-02, Accounting and Reporting for Decreases in Ownership of a Subsidiary," which clarifies the scope of the guidance for the decrease in ownership of a subsidiary in ASC 810, "Consolidations," and expands the disclosures required for the deconsolidation of a subsidiary or de-recognition of a group of assets. This guidance was effective on January 1, 2010. The Company adopted this guidance and it did not have an effect on the accompanying financial statements.

     In January 2010, the FASB issued ASU No. 2010-01, "Accounting for Distributions to Shareholders with Components of Stock and Cash," which clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend for purposes of applying ASC 505, "Equity," and ASC 260, "Earnings Per Share." This guidance is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The application of the requirements of this guidance had no effect on the accompanying financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

     In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-06, "Improving Disclosures About Fair Value Measurements." Effective January 1, 2010, ASU 2010-06 requires the separate disclosure of significant transfers into and out of the Level 1 and Level 2 categories and the reasons for such transfers, and also requires fair value measurement disclosures for each class of assets and liabilities as well as disclosures about valuation techniques and inputs used for recurring and nonrecurring Level 2 and Level 3 fair value measurements. The Company adopted this amendment during fiscal year 2010, which resulted in additional disclosures in the Company's consolidated financial statements. Effective in fiscal years beginning after December 15, 2010, ASU 2010-06 also requires Level 3 disclosure of purchases, sales, issuances and settlements activity on a gross rather than a net basis.

     The FASB issued Accounting Standards Update (ASU) No. 2010-20. DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES, on July 21, 2010, requiring companies to improve their disclosures about the credit quality of their financing receivables and the credit reserves held against them. The extra disclosures for financing receivables include aging of past due receivables, credit quality indicators, and the modifications of financing receivables. This guidance is effective for interim and annual periods ending on or after December 15, 2010. There was no material impact on the Company's consolidated financial position, results of operations or cash flows.

     The CONSOLIDATION TOPIC OF THE FASB ASC 810 provides a new accounting provision regarding the consolidation of variable interest entities ("VIEs"). The new accounting provision modifies the existing quantitative guidance used in determining the primary beneficiary of a VIE by requiring entities to qualitatively assess whether an enterprise is a primary beneficiary, based on whether the entity has (i) power over the significant activities of the VIE, and
(ii) an obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. Additionally, the accounting provision requires an ongoing reconsideration of the primary beneficiary and provides a framework for the events that triggers a reassessment of whether an entity is a VIE. The new accounting update became effective for the Company on July 1, 2010. The adoption of this guidance did not have a material effect on the Company's consolidated financial statements.

     In May 2011, the FASB issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standard)." ASU 2011-04 attempts to improve the comparability of fair value measurements disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. Amendments in ASU 2011-04 clarify the intent of the application of existing fair value measurement and disclosure requirements, as well as change certain measurement requirements and disclosures. ASU 2011-04 is effective for the Company beginning January 1, 2012 and will be applied on a prospective basis. We do not believe that the adoption of ASU 2011-04 will have a material effect on our consolidated financial statements.

     In June 2011, the FASB issued ASU 2011-05, "Presentation of Comprehensive Income." ASU 2011-05 changes the way other comprehensive income ("OCI") appears within the financial statements. Companies will be required to show net income, OCI and total comprehensive income in one continuous statement or in two separate but consecutive statements. Components of OCI may no longer be presented solely in the statement of changes in shareholders' equity. Any reclassification between OCI and net income will be presented on the face of the financial statements. ASU 2011-05 is effective for the Company beginning January 1, 2012. The adoption of ASU 2011-05 will not impact the measurement of net income or other comprehensive income.

     A variety of proposed or otherwise potential accounting standards are currently under study by standard setting organizations and various regulatory agencies. Due to the tentative and preliminary nature of those proposed standards, the Company's management has not determined whether implementation of such proposed standards would be material to its financial statements.

                      RESULTS OF OPERATIONS OF THE COMPANY
            COMPARISON OF THE YEARS ENDED DECEMBER 31, 2010 AND 2009

     NET SALES. Net sales for the years ended December 31, 2010 and 2009 were $551,426 and $356,526, respectively, representing a 55% increase in sales.

     COST OF SALES. Cost of sales for the year ended December 31, 2010 was $383,997 on net revenue of $551,426, representing 70% of net sales, compared to the year ended December 31, 2009, in which cost of sales was $208,455 on net sales of $356,526, representing 58% of net sales.

     GROSS PROFIT. Gross profit for the year ended December 31, 2010 was $167,429, providing a gross profit margin of 30% compared to gross profit for year ended December 31, 2009 of $148,071, providing a gross profit margin of 42%.

     OPERATING EXPENSES. Our operating expenses consist of selling and marketing expenses and general and administrative expenses. For the year ended December 31, 2010, total operating expenses were $115,116, representing 21% of net sales. For the year ended December 31, 2009, total operating expenses were $108,226, representing 30% of net sales.

     Selling and marketing expenses for the year ended December 31, 2010 were $4,016, representing less than 1% of net sales, compared to the year ended December 31, 2009 in which selling and marketing expenses were $10,009, representing almost 3% of net sales.

     General and administrative expenses for the year ended December 31, 2010 were $111,100, representing 20% of net sales, compared to the year ended December 31, 2009 in which general and administrative expenses were $98,217, representing 28% of net sales.

COMPARISON OF THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2011 AND 2010

     NET SALES. Net sales for the nine month periods ended September 30, 2011 and 2010 were $176,922 and $449,252, respectively.

     COST OF SALES. Cost of sales for the nine month periods ended September 30, 2011 and 2010 were $70,442 and $295,059, respectively.

     GROSS PROFIT. Gross profit for the nine month periods ended September 30, 2011 and 2010 was $106,480 and $154,193, respectively. Gross profit margins for the nine month periods ended September 30, 2011 and 2010 were 60% and 34%, respectively.

     OPERATING EXPENSES. Our operating expenses consist of selling and marketing expenses and general and administrative expenses. Operating expenses for the nine month periods ended September 30, 2011 and 2010 were $71,965 and $84,041, respectively.

     Selling and marketing expenses for the nine month periods ended September 30, 2011 and 2010 were $3,278 and $2,022, respectively.

     General and administrative expenses for the nine month periods ended September 30, 2011 and 2010 were $68,687 and $82,019, respectively.

COMPARISON OF THE THREE MONTH PERIODS ENDED SEPTEMBER 30, 2011 AND 2010

     NET SALES. Net sales for the three month periods ended September 30, 2011 and 2010 were $101,396 and $102,831, respectively.

     COST OF SALES. Cost of sales for the three month periods ended September 30, 2011 and 2010 were $29,820 and $95,671, respectively.

     GROSS PROFIT. Gross profit for the three month periods ended September 30, 2011 and 2010 was $71,576 and $7,160, respectively. Gross profit margins for the three month periods ended September 30, 2011 and 2010 were 71% and 7%, respectively

     OPERATING EXPENSES. Our operating expenses consist of selling and marketing expenses and general and administrative expenses. Operating expenses for the three month periods ended September 30, 2011 and 2010 were $38,430 and $21,150, respectively.

     Selling and marketing expenses for the three month periods ended September 30, 2011 and 2010 were $1,482 and $1,067, respectively.

     General and administrative expenses for the three month periods ended September 30, 2011 and 2010 were $36,948 and $20,083, respectively.

                         LIQUIDITY AND CAPITAL RESOURCES
           CASH FLOWS - FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

     Net cash provided by operating activities was $36,912 and $44,033 for the years ended December 31, 2010 and 2009. The net cash provided by operating activities for both years is mainly attributable to the net income each year.

     Net cash of $10,000 used in investing activities for the year ended December 31, 2009 is a result of the acquisition of a vehicle and there was no cash used in investing activities for the year ended December 31, 2010.

     Net cash used in financing activities was $16,100 for the year ended December 31, 2010 primarily from member distributions. Net cash used in financing activities was $38,190 for the year ended December 31, 2009 and was the result of $33,190 from member distributions, $15,000 from an increase in advances receivable - related party offset by $10,000 of loans payable proceeds from related parties.

     CASH FLOWS - FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2011 AND 2010

     Net cash used in operating activities was $13,144 for the nine month period ended September 30, 2011 and was primarily attributable to an increase in inventory of $46,805 offset by net income of $32,314. Net cash provided by operating activities was $46,958 for the nine month period ended September 30, 2010 and was primarily attributable to net income of $52,363 offset by an increase in accounts receivable of $6,904.

     There was no net cash from investing activities for either of the nine month periods ended September 30, 2011 and 2010.

     Net cash provided by financing activities was $7,658 for the nine month period ended September 30, 2011 and resulted from a $4,782 decrease in advances receivable - related party, $6,000 of loans payable proceeds from related parties offset by member distributions of $3,124.. Net cash used in financing activities was $38,190 for the nine month period ended September 30, 2010 and was the result of $33,190 from member distributions, $15,000 from an increase in advances receivable - related party offset by $10,000 of loans payable proceeds from related parties. Net cash used in financing activities was $18,361 for the nine month period ended September 30, 2010and was attributable to member distributions.

CAPITAL RESOURCES


     The Company has financed operations primarily through cash flows from operations, officer advances, and debt and equity financings. We believe that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months.

     The Company expects to continue to incur capital, inventory, administrative and other expenses. The Company's current monthly "burn rate" is approximately $13,800, which includes aggregate monthly fees of $10,000 for two consultants that are being accrued until funds are available for payment. We are in the process of forming a funding strategy to raise approximately $500,000 in order to fully implement our business plan, which includes recruiting and hiring additional individuals, expanding our inventory and obtaining additional licenses and certifications, as discussed in the Business Development - Short-Term Growth section of the Description of Business. We have not decided on a funding strategy yet and we have no firm commitments from any investors to date. Our monthly "burn rate" will increase to approximately $17,250 per month if we are successful in raising the approximate $500,000 in funding. The Company will need to generate significant revenues in order to achieve and maintain profitability. There are no additional financing requirements required to maintain and continue the Company's operations during the next twelve months. Management believes that our current cash and cash equivalents and anticipated cash flow from operations will be sufficient to meet our anticipated cash needs, including our cash needs for working capital and capital expenditures, for at least the next twelve months. The Company's business will be materially and adversely affected if we fail to achieve additional revenues, if revenues grow more slowly than anticipated or if our operating or capital expenses increase more than expected or cannot be reduced in the event of lower revenues.


     We may also seek to raise additional cash to fund future growth and expansion plans we may decide to pursue. To the extent it becomes necessary to raise additional cash in the future, we may seek to raise it through the sale of debt or equity securities, funding from joint-venture or strategic partners, debt financing or loans, issuance of common stock, or a combination of the foregoing. We currently do not have any binding commitments for, or readily available sources of, additional financing. Nor do we have any formal current plans in place to raise additional capital. However we reserve the right to raise additional capital in the future in which case the percentage ownership of our shareholders would be diluted. We cannot provide any assurances that we will be able to secure the additional cash or working capital we may require to continue our operations.

           CONTRACTUAL OBLIGATIONS AND OFF-BALANCE SHEET ARRANGEMENTS

CONTRACTUAL OBLIGATIONS


     We have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, changing interest rates, and other factors may result in actual payments differing from the estimates. We cannot provide certainty regarding the timing and amounts of payments. We have presented below a summary of the most significant assumptions used in our determination of amounts presented in the tables, in order to assist in the review of this information within the context of our consolidated financial position, results of operations and cash flows.


     The following table summarizes our contractual obligations as of September 30, 2011, and the effect these obligations are expected to have on our liquidity and cash flows in future periods.

PAYMENTS DUE BY PERIOD

                                         Less than    1-3        3-5       5
                               Total      1 year     Years      Years    Years +
                               -----      ------     -----      -----    -------
Contractual Obligations:
  Operating Leases (1)       $ 28,424    $ 17,916   $10,508    $    --   $    --
  Services Agreements (2)     120,000     120,000        --         --        --
                             --------    --------   -------    -------   -------

     Totals:                 $148,424    $137,916   $10,508    $    --   $    --
                             ========    ========   =======    =======   =======
----------
(1) Operating Leases -- The Company has been leasing corporate offices and Warehouse facilities in Sunrise, Florida since 2006. Commencing May 23, 2011 the Company began leasing additional warehouse space. The current lease, including the additional warehouse space, is valid through January 31, 2013 at the monthly charge of $1,493 and can be renewed by the parties prior to the termination.
(2) Services Agreements -- On October 5, 2011, the Company entered into two agreements for a period of one year at an annual aggregate charge of $120,000. One individual will provide the Company with consulting and advisory services in relation to the Company's accounting and compliance requirements at the monthly charge of $5,000. The second individual will provide federal securities advice to the Company and the preparation of required filings at the monthly charge of $5,000.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Our executive officers are elected by the board of directors and serve at the discretion of the board. Our current director serves until the next annual members meeting or until his successor has been duly elected and qualified. Effective October 3, 2011, in connection with the closing of the Share Exchange Agreement with Young Aviation, Vincent Beatty, our former President, Chief Executive Officer, Chief Financial Officer and Director, and Thomas Hagan, our former Secretary and Director, resigned their respective offices, and Joel A. Young was appointed as our President, Chief Executive Officer, Chief Financial Officer and sole Director. The following table sets forth certain information regarding our current director and executive officer:

     Name                       Position                            Since
     ----                       --------                            -----

Joel A. Young    President, Chief Executive Officer,           October 3, 2011
                 Chief Financial Officer and Director

     Certain biographical information of our director and officer is set forth below.

JOEL A. YOUNG, CEO


     Joel A. Young is the founder of Young Aviation. Mr. Young was elected to our Board of Directors on October 3, 2011, and was appointed to the offices of President, Chief Executive Officer and Chief Financial Officer on the same date. Mr. Young, age 39, began his career in the as a supply chain manager for Hubair in Sunrise, Florida, in 1998, managing the Delta, KLM, Lufthansa and British Airways accounts for the company until 2002. He then managed the MRO facility for Aircraft Systems in Miami, Florida until 2004 when he formed Young Aviation LLC, which he has successfully operated since. He was a Series 7 registered representative for Gateway Financial Group in Boca Raton, Florida from 1993 to 1996. He studied Business Management at Florida Atlantic University in Boca Raton, FL.


DIRECTOR QUALIFICATIONS


     We do not have a formal policy regarding director qualifications. Our sole Director, Joel A. Young, has been working in the aviation supply chain since 1998, and has been running Young Aviation, LLC, our wholly-owned subsidiary, since 2004. Mr. Young is very knowledgeable about airplane equipment, parts and brokerage. In the opinion of Joel A. Young, our President, sole Director and majority shareholder, he has sufficient business experience and integrity to carry out the Company's plan of operations. Prior to becoming the Chief Executive Officer of the Company in October 2011, Mr. Young had no experience as a director of a publicly-held company. However, Mr. Young recognizes that he will have to rely on professional advisors, such as attorneys and accountants with public company experience, to assist with compliance with Exchange Act reporting and corporate governance.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     Except as described below, during the past ten years, no present director, executive officer or person nominated to become a director or an executive officer of the Company:

     (1) had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3)  was  subject  to any  order,  judgment  or  decree,  not  subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any of the following activities:

          (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) engaging in any type of business practice; or

          (iii)engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

     (4) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of an federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph
          (3) (i), above, or to be associated with persons engaged in any such activity; or

     (5) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated.


ABSENCE OF INDEPENDENT DIRECTORS

     We do not have any independent directors and are unlikely to be able to recruit and retain any independent directors due to our small size and limited financial resources.

AUDIT COMMITTEE FINANCIAL EXPERT

     Although we have not established an Audit Committee, the functions of the Audit Committee are currently carried out by our Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid by the Company to our executive officers and directors of the Company for services rendered during the periods indicated. The Company did not compensate any of its officers or directors during the fiscal year ended December 31, 2009. The information in the table below relating to Joel A. Young represents compensation paid to Mr. Young by Young Aviation (and not Datamill Media Corp.) during such periods.

                           SUMMARY COMPENSATION TABLE

     Name and                                                   Stock        All Other
Principal Position           Year     Salary($)    Bonus($)    Awards($)   Compensation($)   Total($)
------------------           ----     ---------    --------    ---------   ---------------   --------
Joel A. Young:               2010     $20,000       $   0      $     0        $16,180        $36,180
President, Chief             2009     $     0       $   0      $     0        $33,190        $33,190
Executive Officer,           2008     $     0       $   0      $     0        $     0        $     0
Chief Financial Officer
and Director

Vincent Beatty:              2010     $    0        $   0      $10,000(1)     $    0         $10,000
Chief Executive Officer,     2009     $    0        $   0      $     0        $    0         $     0
President, Chief Financial   2008     $    0        $   0      $     0        $    0         $     0
Officer and Director

----------
(1) The Company issued 10,000,000 restricted shares of its common stock for services rendered, calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The shares were valued at $0.001 per share or $10,000.

     We do not have any employment agreements with any of our officers. We do not contemplate entering into any employment agreements until such time as we begin to attain profitable operations.

     The compensation discussed herein addresses all compensation awarded to, earned by, or paid to our named executive officer.

STOCK OPTION AND OTHER COMPENSATION PLANS

     The  Company   currently  does  not  have  a  stock  option  or  any  other compensation plan and we do not have any plans to adopt one in the near future.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     We do not currently have an audit committee or a compensation committee.

COMPENSATION OF DIRECTORS

     Our directors do not receive any direct compensation for their service on our board of directors. Any future director compensation will be determined by our compensation committee, once it is chartered.

                                  DIRECTORSHIPS

     During the past five years, none of our directors or persons nominated or chosen to become directors held any other directorship in any company with a class of securities registered pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of such Act or any other company registered as an investment company under the Investment Company Act of 1940.

                           OTHER SIGNIFICANT EMPLOYEES

     In October 2011, we entered into one year agreements with two additional contract employees for legal, accounting and compliance services.

                              FAMILY RELATIONSHIPS

     No family relationship exists between or among any of our officers and directors.

                              EMPLOYMENT CONTRACTS

     On October 5, 2011, the Company entered into two service agreements for a period of one year. One individual will provide the Company with consulting and advisory services in relation to the Company's accounting and compliance requirements. The second individual will provide federal securities advice to the Company and the preparation of required filings.

                                 INDEMNIFICATION

     Under our Articles of Incorporation and Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of her position, if she acted in good faith and in a manner she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which she is to be indemnified, we must indemnify her against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

     In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to Nevada law or otherwise, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To our knowledge, the following table sets forth, as of November 15, 2011, information regarding the ownership of our Common Stock by:

     *    certain persons who own more than 5% of our Common Stock
     *    each of our directors and each of our  executive  officers;  and
     *    all directors and executive officers as a group.

     Each person has sole voting and investment power with respect to the shares of Common Stock shown, except as otherwise noted.

                                     Amount and Nature
     Name and Address of               of Beneficial
     Beneficial Owner                Ownership Number(1)        Percent(1)
     ----------------                -------------------        ----------
     Joel A. Young (2)                  165,000,000                62.9%

     Vincent Beatty (3)                  25,201,350                 9.6%

     All officers and directors         165,000,000                65.4%
      as a group (1 person)

----------
(1) The numbers and percentages set forth in these columns are based on 262,310,000 shares of Common Stock outstanding as of November 15, 2011. The number and percentage of units beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any equity securities as to which the holder has sole voting power or investment power and also any shares that the holder has the right to acquire within 60 days.
(2)  Mr. Young's address is 4700 Hiatus Road, Suite 252, Sunrise,  FL 33351.
(3) Mr. Beatty's address is 1205 Hillsboro Mile, Suite 203, Hillsboro Beach, FL 33062.

     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or other any other matters which may require investor approval.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our board of directors.

     The Company advanced funds under a verbal arrangement and holds an advance receivable of approximately $20,000, as of September 30, 2011, from Joel A. Young, the President and Chief Executive Officer of the Company. The advance amount is due upon request by the Company. In addition, the Company received loan proceeds from two individuals under verbal arrangements, who subsequently became Company shareholders, for the aggregate amount of $37,000, as of September 30, 2011. The loans were initiated when the individuals loaned money to the Company to be used for working capital purposes, are unsecured and bear interest at the rate of 5%.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The disclosure set forth in Item 2.01 of this Current Report under the heading "Completion of Acquisition of Assets" is hereby incorporated herein by reference. When we acquired Young Aviation on October 3, 2011, we issued an aggregate of 166,060,000 shares of Common Stock to the Members of Young Aviation.

     On October 5, 2011, the Company issued 5,000,000 shares of restricted common stock to Colm King for his provision of consulting and advisory services related to the Company's accounting and compliance requirements.

     On October 5, 2011, the Company issued 5,000,000 shares of restricted common stock to David E. Wise, as special securities counsel to the Company, for his provision of legal advice and services related to the Company's Exchange Act reporting.

     Management believes the above shares of Common Stock were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. No broker or underwriter was involved in any of the above transactions. The Company did not receive any cash proceeds from the issuance of the shares. The certificates evidencing the foregoing shares bore a restrictive legend prohibiting the resale of the underlying shares of common stock unless the shares were registered pursuant to Section 5 of the Securities Act or resold in an exempt transaction under the Securities Act.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Prior to closing the Share Exchange Agreement with Young Aviation, Vincent Beatty was the President, Chief Executive Officer, Chief Financial Officer and Director of Datamill Media Corp., and Thomas Hagan was the Secretary and Director. Mr. Beatty was Datamill Media Corp's majority shareholder with approximately 65.4% of the issued and outstanding Common Stock immediately prior to closing the Share Exchange Agreement.

     As explained more fully in Item 3.01 of this Current Report, upon closing of the Share Exchange Agreement, Datamill Media Corp. issued 166,060,000 shares of Common Stock to the owners of Young Aviation. 165,000,000 of such shares of Common Stock were issued to Joel A. Young, who is now our majority shareholder with approximately 65.4% of our issued and outstanding Common Stock.

     Pursuant to the Share Exchange Agreement, Joel A. Young was appointed as our President, Chief Executive Officer, Chief Financial Officer and Director. Following Mr. Young's appointment to these offices, Vincent Beatty and Thomas Hagan resigned from all offices and directorships with the Company.

     The disclosures set forth in Item 3.01 and Item 3.02 of this Current Report are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The disclosures set forth in Item 2.01 of this Current Report under the heading "Directors and Executive Officers" and in Item 5.01 of this Current Report under the heading "Changes in Control of Registrant" are incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On September 19, 2011, we amended our Articles of Incorporation to: (i) increase our authorized capital to 500,000,000 shares of Common Stock and to effect a 10 shares for one share forward stock split effective on September 19, 2011.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

     As explained more fully in Item 3.01 of this Current Report, the Company was a "shell company" (as such term is defined Section 12b-2 under the Securities Exchange Act of 1934) immediately before the closing of the Share Exchange Agreement on October 3, 2011. As a result of the Share Exchange Agreement, Young Aviation became a wholly-owned subsidiary of the Company and Young Aviation became the main operational business of the Company; hence, the Company is no longer a "shell company."

                                     EXPERT

     The financial statements of Young Aviation, LLC for the years ended December 31, 2010 and 2009, included in this Amendment No. 1 to Form 8-K have been audited by Harris F. Rattray, CPA, an independent registered public accounting firm, as set forth in his report included in this Amendment No. 1 to Form 8-K and the financial statements of Young Aviation, LLC for three and nine months ended September 30, 2011 and 2010, included in this Amendment No. 1 to Form 8-K have been reviewed by Harris F. Rattray, CPA, as set forth in his review report included in this Amendment No. 1 to Form 8-K. His reports are given upon his authority as expert in accounting and auditing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

     The audited financial statements of Young Aviation, LLC as of and for the years ended December 31, 2010 and 2009, and the unaudited financial statements as of September 30, 2011, and for the nine months ended September 30, 2011, and 2010, and related footnotes are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

(b) Shell Company Transactions - Pro Forma Financial Information

     The financial statements and the pro forma financial statements required by
Item 9.01(c) to Form 8-K are filed with this Current Report as Exhibit 99.3

(c) Exhibits


Exhibit No.                   Document Description
-----------                   --------------------

2.1* Share Exchange Agreement dated September 2, 2011, by, between and among Datamill Media Corp., Young Aviation, LLC and Members of Young Aviation, LLC

3.1            Articles of Incorporation (1)

3.1.1** Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada, effective September 19, 2011

3.1.2 Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada, effective November 23, 2011 (2)

3.2            Bylaws (3)

10.1           Promissory  Note  dated  January 5,  2011,  payable to  Jablonski
               Family, LLLP (4)

10.2 Security and Pledge Agreement dated January 4, 2011, between Vincent Beatty and Jablonski Family, LLLP (5)

10.3** Amendment to Share Exchange Agreement effective as of September 30, 2011, by and between Datamill Media Corp. and Young Aviation, LLC

10.4** Material Terms of Verbal Agreement with Joel A. Young Re: $25,000 Loan to the Company

10.5** Material Terms of Verbal Agreement with Olive Waite Re: $31,000 Loan to the Company

10.6** Material Terms of Verbal Agreement with Rick Klein Re: $6,000 Loan to the Company

10.7* Agreement to Engage Colm J. King, as Consultant dated October 5, 2011, by and between Datamill Media Corp. and Colm J. King

10.8* Engagement Agreement dated October 5, 2011, by and between Datamill Media Corp. and Law Offices of David E. Wise, P.C.

23.1*          Consent of Rattray & Associates, CPA

99.1** Audited financial statements of Young Aviation, LLC as of and for the fiscal years ended December 31, 2010 and 2009

99.2** Unaudited financial statements of Young Aviation, LLC as of September 30, 2011 and the nine months ended September 30, 2011 and 2010

99.3**         Unaudited Pro forma financial information


----------
*    Filed herewith

**   Previously filed.
(1) Incorporated by reference to Exhibit 3.1 to the Company's Form S-1 registration statement (Registration No. 333-172010).
(2) Incorporated by reference to Exhibit 3 (i) to the Company's Current Report on Form 8-K filed with the SEC on November 30, 2011.

(3) Incorporated by reference to Exhibit 3.2 to the Company's Form S-1 registration statement (Registration No. 333-172010).
(4) Incorporated by reference to Exhibit 10.1 to the Company's Form S-1 registration statement (Registration No. 333-172010).
(5) Incorporated by reference to Exhibit 10.2 to the Company's Form S-1 registration statement (Registration No. 333-172010).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: December 21, 2011               AvWorks Aviation Corp.



                                       By: /s/ Joel A. Young
                                           -------------------------------------
                                           Joel A. Young
                                           President and Chief Executive Officer